Exhibit 99.1

 SEACOR MARINE HOLDINGS INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

 Windcat Sale

On December 18, 2020, Seabulk Overseas Transport, Inc. (the “Seller”), a wholly-owned subsidiary of SEACOR Marine Holdings Inc. (the “Company”), entered into a Sale and Purchase Agreement (the “SPA”) to sell the Company’s Windcat Workboats crew transfer vessel (“CTV”) business through the sale of 100% of the equity of Windcat Workboats Holdings Limited, a wholly-owned subsidiary of the Seller (“Windcat” and together with its subsidiaries, the “Windcat Group”), to CMB N.V. (the “Buyer”), upon the terms set forth in the SPA (the “Sale”). The Sale closed on January 12, 2021. As consideration for the Sale, at the closing of the transaction, the Buyer paid the Seller an aggregate purchase price of £32.8 million. After deducting transaction costs and expenses and giving effect to foreign exchange rate hedges, the Company received net cash proceeds of approximately US$42.6 million. The Buyer also assumed all of the approximately £20.4 million of debt outstanding under Windcat’s existing revolving credit facility. The lenders under Windcat’s revolving credit facility have consented to the Sale and related change of control, and the credit facility will remain the sole obligation of the Windcat Group after closing with no recourse to the Company and its then existing subsidiaries. At closing, the Windcat Group owned a total of 41 CTVs and held interests in an additional five CTVs through its joint ventures, all of which were included in the Sale.

Pro Forma Financial Information

The following unaudited pro forma financial statements are derived from the Company's historical financial statements. The pro forma adjustments give effect to the sale of Windcat as described above under “—Windcat Sale.” The unaudited pro forma statements of income for the fiscal years ended December 31, 2019, 2018 and 2017 and for the nine months ended September 30, 2020 give effect to the sale as if it had occurred on January 1, 2017. The unaudited pro forma balance sheet as of September 30, 2020, gives effect to the sale as if it had occurred on September 30, 2020.

The pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma financial statements. The assumptions used and pro forma adjustments derived from such assumptions are based on currently available information and expectations, and the Company believes such assumptions are reasonable under the circumstances.

The unaudited pro forma financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of and do not purport to represent, what the Company’s financial condition or operating results would have been had the Sale occurred on the dates indicated or what the Company’s future financial condition or operating results will be after giving effect to the Sale. The pro forma financial information was based on and derived from the Company’s audited consolidated financial statements and the Company’s unaudited condensed consolidated financial statements and should be read in conjunction with the Company’s historical financial statements and accompanying notes included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF LOSS

Nine months ended September 30, 2020

(in thousands, except share data)

	As Reported	Windcat Workboats Holdings Limited (1)	Pro Forma
Operating Revenues	$129,318	$(23,525)	$105,793
Costs and Expenses:
Operating	77,661	(12,078)	65,583
Administrative and general	35,480	(3,985)	31,495
Lease expense	6,152	(425)	5,727
Depreciation and amortization	46,927	(5,007)	41,920
	166,220	(21,495)	144,725
Loss on Asset Dispositions and Impairments, Net	(15,792)	—	(15,792)
Operating Loss	(52,694)	(2,030)	(54,724)
Other Income (Expense):
Interest income	1,255	(43)	1,212
Interest expense	(23,231)	828	(22,403)
SEACOR Holdings guarantee fees	(36)	-	(36)
Derivative gains, net	5,204	-	5,204
Foreign currency losses, net	(959)	951	(8)
	(17,767)	1,736	(16,031)
Loss from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(70,461)	(294)	(70,755)
Income Tax Benefit	(24,868)	79	(24,789)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(45,593)	(373)	(45,966)
Equity in Income of 50% or Less Owned Companies	1,458	60	1,518
Loss from Continuing Operations	(44,135)	(313)	(44,448)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	(4,036)	—	(4,036)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(40,099)	$(313)	$(40,412)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(1.63)	$(0.01)	$(1.64)

Weighted Average Common Shares and Warrants Outstanding:
Basic and diluted shares	24,611,666	—	24,611,666

SEACOR MARINE HOLDINGS INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF LOSS

Year ended December 31, 2019

(in thousands, except share data)

	As Reported	Windcat Workboats Holdings Limited (2)	Pro Forma
Operating Revenues	$201,492	$(27,039)	$174,453
Costs and Expenses:
Operating	123,725	(14,202)	109,523
Administrative and general	44,726	(4,935)	39,791
Lease expense	16,158	(318)	15,840
Depreciation and amortization	64,012	(6,846)	57,166
	248,621	(26,301)	222,320
Loss on Asset Dispositions and Impairments, Net	(5,397)	(1,064)	(6,461)
Operating Loss	(52,526)	(1,802)	(54,328)
Other Income (Expense):
Interest income	1,445	(56)	1,389
Interest expense	(30,056)	1,100	(28,956)
SEACOR Holdings guarantee fees	(108)	—	(108)
Derivative gains, net	71	—	71
Foreign currency losses, net	(1,661)	(879)	(2,540)
Other, net	(1)	—	(1)
	(30,310)	165	(30,145)
Loss from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(82,836)	(1,637)	(84,473)
Income Tax Benefit	(7,912)	(57)	(7,969)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(74,924)	(1,580)	(76,504)
Equity in Losses of 50% or Less Owned Companies	(14,304)	(155)	(14,459)
Loss from Continuing Operations	(89,228)	(1,735)	(90,963)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	(5,858)	—	(5,858)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(83,370)	$(1,735)	$(85,105)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(3.55)	$(0.07)	$(3.62)

Weighted Average Common Shares and Warrants Outstanding:
Basic and diluted shares	23,513,925	—	23,513,925

SEACOR MARINE HOLDINGS INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF LOSS

Year ended December 31, 2018

(in thousands, except share data)

	As Reported	Windcat Workboats Holdings Limited (2)	Pro Forma
Operating Revenues	$203,567	$(24,406)	$179,161
Costs and Expenses:
Operating	132,274	(12,687)	119,587
Administrative and general	46,454	(4,838)	41,616
Lease expense	13,239	(274)	12,965
Depreciation and amortization	68,841	(7,423)	61,418
	260,808	(25,222)	235,586
Loss on Asset Dispositions and Impairments, Net	(11,268)	(721)	(11,989)
Operating Loss	(68,509)	95	(68,414)
Other Income (Expense):
Interest income	1,222	(51)	1,171
Interest expense	(27,404)	678	(26,726)
SEACOR Holdings guarantee fees	(29)	—	(29)
Loss on Debt Extinguishment	(638)	—	(638)
Derivative gains, net	2,854	—	2,854
Foreign currency losses, net	(1,397)	69	(1,328)
Other, net	677	—	677
	(24,715)	696	(24,019)
Loss from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(93,224)	791	(92,433)
Income Tax Benefit	(13,354)	(108)	(13,462)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(79,870)	899	(78,971)
Equity in Losses of 50% or Less Owned Companies	(3,552)	(457)	(4,009)
Loss from Continuing Operations	(83,422)	442	(82,980)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	(4,444)	—	(4,444)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(78,978)	$442	$(78,536)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(3.77)	$0.02	$(3.75)

Weighted Average Common Shares and Warrants Outstanding:
Basic and diluted shares	20,926,307	—	20,926,307

SEACOR MARINE HOLDINGS INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF LOSS

Year ended December 31, 2017

(in thousands, except share data)

	As Reported	Windcat Workboats Holdings Limited (2)	Pro Forma
Operating Revenues	$123,421	$(24,922)	$98,499
Costs and Expenses:
Operating	104,821	(11,537)	93,284
Administrative and general	49,865	(4,417)	45,448
Lease expense	14,449	(260)	14,189
Depreciation and amortization	60,307	(7,820)	52,487
	229,442	(24,034)	205,408
Loss on Asset Dispositions and Impairments, Net	(23,623)	—	(23,623)
Operating Loss	(129,644)	(888)	(130,532)
Other Income (Expense):
Interest income	1,797	(40)	1,757
Interest expense	(16,044)	884	(15,160)
SEACOR Holdings management fees	(3,208)	—	(3,208)
SEACOR Holdings guarantee fees	(201)	—	(201)
Marketable security gains, net	10,931	—	10,931
Derivative gains, net	20,256	207	20,463
Foreign currency losses, net	(1,671)	684	(987)
Other, net	(6)	1	(5)
	11,854	1,736	13,590
Loss from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(117,790)	848	(116,942)
Income Tax Benefit	(74,410)	71	(74,339)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(43,380)	777	(42,603)
Equity in Income of 50% or Less Owned Companies	3,851	(227)	3,624
Loss from Continuing Operations	(39,529)	550	(38,979)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	(5,639)	—	(5,639)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(33,890)	$550	$(33,340)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(1.93)	$0.03	$(1.90)

Weighted Average Common Shares and Warrants Outstanding:
Basic and diluted shares	17,601,244	—	17,601,244

SEACOR MARINE HOLDINGS INC.

 UNAUDITED PRO FORMA CONSOLIDATED BALANCES SHEETS

September 30, 2020

(in thousands)

	As Reported	Windcat Workboats Holdings Limited		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$45,179	$(2,865)	(3)	$84,902
		42,588	(4)
Restricted cash	3,352	—		3,352
Receivables:
Trade, net of allowance for doubtful accounts	54,935	(6,641)		48,294
Other	17,914	451		18,365
Receivables from SEACOR Holdings	18,814	—		18,814
Tax Receivable	11,770	—		11,770
Inventories	573	—		573
Prepaid expenses and other	3,598	(160)		3,438
Total current assets	156,135	33,373		189,508
Property and Equipment:
Historical cost	1,078,169	(81,799)		996,370
Accumulated depreciation	(334,387)	53,919		(280,468)
	743,782	(27,880)		715,902
Construction in progress	56,709	(4,740)		51,969
Net property and equipment	800,491	(32,620)		767,871
Right-of-Use Asset - Operating Leases	8,327	(657)		7,670
Right-of-Use Asset - Finance Lease	137	-		137
Investments, at Equity, and Advances to 50% or Less Owned Companies	88,933	(4,232)		84,701
Other Assets	3,152	(44)		3,108
	$1,057,175	$(4,180)		$1,052,995
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$9,632	$(186)		$9,446
Current portion of finance lease liabilities	27	—		27
Current portion of long-term debt
Recourse	46,464	—		46,464
Non-Recourse	5,644	—		5,644
Accounts payable and accrued expenses	29,542	(654)		28,888
Accrued wages	1,551	(331)		1,220
Accrued interest	2,887	(2)		2,885
Deferred revenue	3,131	(89)		3,042
Accrued capital, repair and maintenance expenditures	11,164	(14)		11,150
Accrued insurance deductibles	2,315	—		2,315
Derivatives	4,103	(55)		4,048
Other current liabilities	5,027	(139)		4,888
Total current liabilities	121,487	(1,470)		120,017
Long-Term Operating Lease Liabilities	5,694	(455)		5,239
Long-Term Finance Lease Liabilities	113	—		113
Long-Term Debt
Recourse	315,326	—		315,326
Non-Recourse	137,638	(26,253)		111,385
Conversion Option Liability on Convertible Senior Notes	1	—		1
Deferred Income Taxes	36,452	(376)		36,076
Deferred Gains and Other Liabilities	3,810	—		3,810
Total liabilities	620,521	(28,554)		591,967
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	235	—		235
Additional paid-in capital	450,320	—		450,320
(Accumulated Deficit) Retained earnings	(13,023)	24,319		11,296
Shares held in treasury	(848)	—		(848)
Accumulated other comprehensive loss, net of tax	(380)	55		(325)
	436,304	24,374	(5)	460,678
Noncontrolling interests in subsidiaries	350	—		350
Total equity	436,654	24,374		461,028
	$1,057,175	$(4,180)		$1,052,995

Notes to Unaudited Pro Forma Consolidated Financial Statements

The pro forma statement of income for the nine months ended September 30, 2020 gives effect to the following:

(1)

Column reflects adjustments to remove the results of operations of Windcat from the historical results of the Company for the period presented with the ultimate effect resulting in an adjustment to the nine months ended September 30, 2020 net income of $0.3 million;

The pro forma statements of income for the years ended December 31, 2019, 2018 and 2017 gives effect to the following:

(2)

Column reflects adjustments to remove the results of operations of Windcat from the historical results of the Company for the periods presented with the ultimate effect resulting in an adjustment to the year ended net income (loss) of $1.7 million, ($0.4) million and ($0.6) million, respectively;

The pro forma balance sheet as of September 30, 2020 gives effect to the following:

(3)	Reflects the cash held by Windcat of $2.9 million and retained by the buyer as part of the sale;

(4)	After deducting transaction costs and expenses and giving effect to foreign exchange rate hedges, the Company received net cash proceeds of approximately $42.6 million; and

(5)	The following is the calculation of the gain on the Sale of Windcat of $24.4 million:

Amount
Windcat
Current Assets	$9,215
Total Assets	46,768
Current Liabilities	1,470
Total Liabilities	28,554
Total Equity	18,214

Net Cash Received	42,588
Less: Net Assets	18,214
Gain on Sale of Windcat	$24,374